UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2010

METALS USA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-146181 (Commission File Number)	20-3779274 (I.R.S. Employer Identification No.)

2400 E. Commercial Blvd., Suite 905

Fort Lauderdale, Florida  33308

(Address of principal executive offices) (Zip Code)

(954) 202-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.       Termination of a Material Definitive Agreement.

On April 14, 2010, Metals USA Holdings Corp. (“Metals USA” or the “Company”) called for redemption all of its outstanding Senior Floating Rate Toggle Notes due 2012 (the “2007 Notes”), representing an aggregate principal amount of approximately $169.6 million as of the date hereof.  The redemption price of the Notes is 100% of the outstanding aggregate principal amount, plus accrued and unpaid interest thereon to but not including May 14, 2010 (the “Redemption Date”).  The 2007 Notes will be redeemed on the Redemption Date.

The 2007 Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture, dated as of July 10, 2007, between Metals USA, as Issuer, and Wells Fargo Bank, N.A., as Trustee.  The terms of the 2007 Notes are set forth in a prospectus filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2008, which is incorporated by reference herein.  None of the 2007 Notes will remain outstanding after the Redemption Date.  Metals USA did not and will not incur any early termination penalties in connection with the redemption of the 2007 Notes.  Metals USA will use the net proceeds of the initial public offering of its common stock, as more fully described in the “Use of Proceeds” section of the Company’s Registration Statement on Form S‑1, as amended (File No. 333-150999), filed with the SEC, to finance the redemption.  Metals USA anticipates that the aggregate cash payment for the redemption, including accrued and unpaid interest, will be approximately $171 million.

A copy of the Notice of Redemption, dated April 14, 2010, relating to redemption of the 2007 Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Press Release, dated April 14, 2010, announcing the redemption of the 2007 Notes is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 2.04.       Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

                        To the extent required by Item 2.04 of Form 8-K, the information contained or incorporated in Item 1.02 of this Form 8-K is incorporated by reference in this Item 2.04.

Item 8.01.       Other Events.

                On April 14, 2010, Metals USA consummated the initial public offering of its common stock, par value $0.01 per share, as described in the Company’s Registration Statement on Form S-1, as amended (File No. 333-150999), filed with the SEC.

Item 9.01.       Financial Statements and Exhibits.

            (d)        Exhibits.  The following exhibits are filed as part of this report:

99.1                 Notice of Redemption dated April 14, 2010.

99.2                 Press Release issued April 14, 2010.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 14, 2010

METALS USA HOLDINGS CORP.

By:  /s/ William A. Smith II

Name:   William A. Smith II

Title:     Vice President, General Counsel and

              Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Redemption dated April 14, 2010.

99.2	Press Release issued April 14, 2010.

Exhibit 99.1

NOTICE OF REDEMPTION BY

Metals USA Holdings Corp.

OF ALL OF ITS

Senior Floating Rate Toggle Notes Due 2012 (CUSIP Nos. U5918XAB0; 59132aae4) *

Reference is made to the Indenture, dated as of July 10, 2007 (the “Indenture”), between Metals USA Holdings Corp., as Issuer (the “Issuer”) and Wells Fargo Bank, N.A., as trustee and paying agent (the “Trustee”) relating to the Senior Floating Rate Toggle Notes Due 2012 (the “Notes”).  Capitalized terms used in this notice and not otherwise defined herein shall have the same meaning as given in the Indenture.  Pursuant to Article Three (and Paragraph 5 of the Note) of the Indenture, we hereby notify you of the redemption of any and all of the outstanding Notes and the following information:

1.        The Issuer intends to redeem (the “Redemption”) all of the Notes on May 14, 2010 (the “Redemption Date”).

2.        The redemption price for the Notes shall be equal to 100% of the principal amount thereof (the “Redemption Price”), plus accrued and unpaid interest to but not including the Redemption Date.

3.        The Redemption Price (together with accrued interest on the principal amount of the Notes to but not including the Redemption Date) will become due and payable on the Notes on the Redemption Date, and interest on the Notes will cease to accrue on and after the Redemption Date (unless the Issuer shall have defaulted on the payment of the Redemption Price on the Redemption Date).

4.        To collect the Redemption Price, plus any accrued and unpaid interest to the Redemption Date, the Notes must be surrendered for redemption at the applicable following address of the Trustee:

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9303-121	MAC N9303-121	Northstar East Building - 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

A copy of this notice is being sent to all holders of record of the Notes. Questions regarding this Notice of Redemption should be directed to the Trustee at the following telephone number: 1-800-344-5128.

Under current United States federal income tax law, backup withholding, at a rate of 28%, generally may apply to any payments made to holders of the Notes, unless (i) in the case of a non-corporate holder that is a beneficial owner of Notes and that is a United States person (as determined for U.S. federal income tax purposes), the paying agent has received in a timely manner a properly completed IRS Form W-9 setting forth the holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or (ii) the holder otherwise establishes an exemption from backup withholding.  A holder that is a beneficial owner of Notes and that is not a United States person (as determined for U.S. federal income tax purposes) generally may establish an exemption from backup withholding by providing to the paying agent an IRS Form W-8BEN or other Form W-8, as applicable, signed under penalties of perjury, upon which it certifies its foreign status.

Metals USA Holdings Corp.

By:     Wells Fargo Bank, National Association, as Trustee

Dated April 14, 2010

* If any Note contains a CUSIP or ISIN number, no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in this Notice of Redemption and the holder should rely only on the other identification numbers printed on the Notes.

Exhibit 99.2

Press Release

Contacts:                  Robert McPherson

                                 Sr. Vice President, CFO

                                 Metals USA Holdings Corp.

                                 954-233-1104

FOR IMMEDIATE RELEASE

Metals USA Announces Redemption of Senior Floating Rate Toggle Notes

                April 14, 2010 — FORT LAUDERDALE, FLORIDA — Metals USA Holdings Corp. (NYSE: MUSA) today announced that it will redeem all of its outstanding Senior Floating Rate Toggle Notes due 2012.  The outstanding notes will be redeemed on May 14, 2010 for approximately $171 million, representing a redemption price of 100 percent of the aggregate principal amount of the notes, together with accrued and unpaid interest on the notes to but not including the redemption date.

                Additional information will be included in a Form 8-K to be filed with the Securities and Exchange Commission.  A notice of redemption with instructions is being distributed to registered holders of the notes.  Beneficial holders with any questions about the redemption should contact their respective brokerage firm or financial institution that holds notes on their behalf.

About Metals USA Holdings Corp.

                Metals USA Holdings Corp. (“Metals USA” or “Company”) is one of the largest metal service center businesses in North America and a leading provider of value-added metal processing and inventory management services.  For more information, visit the Company’s website at www.metalsusa.com.  The information contained in this release is limited.  Metals USA will file a Form 8-K with the Securities and Exchange Commission (the “SEC”).  INTERESTED PARTIES ARE STRONGLY ENCOURAGED TO READ THE FORM 8-K AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN CERTAIN IMPORTANT INFORMATION.  Additionally, copies of the Company’s filings with the SEC, together with press releases and other information investors may find of benefit, can be found at the Company’s website at www.metalsusa.com under “Investor Relations”.

Forward-Looking Statements

                Certain statements in this press release may constitute “forward-looking” statements, as defined under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.  Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements as a result of various important factors, including, but not limited to, those disclosed in the Company’s historic periodic filings with the SEC.  As a result, these statements speak only as of the date that they were made, and Metals USA undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “forecasts” and similar expressions are used to identify these forward-looking statements.